SUMMARY PROSPECTUS OCTOBER 1, 2014 VALIC COMPANY I DIVIDEND VALUE FUND (TICKER: VCIGX)

Before you invest, you may want to review the Funds’ Statutory Prospectus, which contains more information about the Funds and their risks. You can find the Funds’ Statutory Prospectus and the above-incorporated information online at http://www.valic.com/Prospectuses-Reports_3240_424368.html. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com. The Funds’ Statutory Prospectus and Statement of Additional Information dated October 1, 2014, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Funds are offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2015, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.82%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.72%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.83%
Expense Reimbursement	0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.82%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$264	$460	$1,024

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities including common stock, preferred stock and convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend paying equity securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. In selecting portfolio securities, one of the sub-advisers will generally employ a value-oriented analysis, but may purchase

VALIC COMPANY I DIVIDEND VALUE FUND

equity securities based on a growth-oriented analysis when such securities pay dividends or the sub-adviser believes such securities have particularly good prospects for capital appreciation. The other sub-adviser uses rules-based strategies to select portfolio securities.

The Fund may also invest in convertible securities and non-convertible preferred stock.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-advisers may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Growth Style Risk: Generally, “growth” stocks are stocks of companies that a sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

Income Producing Stock Availability Risk: Income producing common stock meeting the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors, thus limiting the ability of the Fund to produce current income while remaining fully diversified.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

VALIC COMPANY I DIVIDEND VALUE FUND

Mid- and Small-Cap Company Risk: Mid- and small-cap companies usually do not have as much financial strength as very large companies and may not be able to do as well in difficult times. Investing in mid- and small-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, abrupt or erratic price movements, competition from larger companies, and a less liquid trading market for their stocks as compared with larger companies.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective June 7, 2010, the Fund’s investment strategy changed from investing predominantly in large-cap companies with a value style to investing at least 80% of its assets in dividend paying equity securities, which may include both value- and growth-oriented styles.

Prior to June 7, 2010, the Fund was sub-advised by American Century Investment Management, Inc. BlackRock Investment Management, LLC (“BlackRock”) and SunAmerica Asset Management, LLC (formerly, SunAmerica Asset Management Corp.) (“SAAMCo”) assumed sub-advisory duties of the Fund on June 7, 2010.

As of July 31, 2014, BlackRock managed approximately 62% of the Fund’s assets and SAAMCo managed approximately 38% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 15.59% (quarter ending June 30, 2009) and the lowest return for a quarter was -20.47% (quarter ending December 31, 2008). For the year-to-date through June 30, 2014, the Fund’s return 3.70%.

Average Annual Total Returns (For the periods ended December 31, 2013)

	1 Year	5 Years	10 Years

Fund	30.07%	16.54%	6.71%
Russell 1000® Value Index	32.53%	16.67%	7.58%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by BlackRock and SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
BlackRock
Robert M. Shearer, CFA	2010	Managing Director and Portfolio Manager
Kathleen M. Anderson	2010	Managing Director and Portfolio Manager
David J. Cassese, CFA	2011	Director and Portfolio Manager
Tony DeSpirito	2014	Managing Director and Portfolio Manager

VALIC COMPANY I DIVIDEND VALUE FUND

SAAMCo
Timothy Pettee	2013	Lead Portfolio Manager and Chief Investment Officer
Andrew Sheridan	2013	Co-Portfolio Manager and Vice President
Timothy Campion	2013	Co-Portfolio Manager and Vice President

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) or other participating life insurance companies and through qualifying retirement plans (the “Plans”) and IRAs. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

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